CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Hamish Malkin, CFO and Secretary of Entrée Gold Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the annual report on Form 10-KSB of Entrée Gold Inc. for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Entrée Gold Inc.

Dated: March 30, 2005

/s/ Hamish Malkin

Hamish Malkin

CFO and Secretary

(Principal Financial Officer and Principal Accounting Officer)